SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

                Date of Report -March 25, 2004

                      TOWER BANCORP, INC.
                      -------------------
    (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
---------------           ----------------    --------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)        Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania             17225
------------------------------------------    --------------
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------


                              N/A
-------------------------------------------------------------
(Former name or former address, if changed since last report)
























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               Index to Exhibits Found on Page 5


Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          The Board of Directors of Tower Bancorp, Inc.
          declared a second quarter cash dividend of $.20 per share at their March 24, 2004 meeting. The dividend will be paid on April 19, 2004 to shareholders of record as of April 2, 2004.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated March 25, 2004, of Tower Bancorp,
                    Inc.

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.

Item 10.  Amendments to the Registrant's Code of Ethics, or
          Waiver of a Provision of the Code of Ethics.

          Not Applicable.



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Item 11.  Temporary Suspension of Trading Under Registrant's
          Employee Benefit Plans.

          Not Applicable.

Item 12.  Results of Operations and Financial Condition

          Not Applicable.















































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               Index to Exhibits Found on Page 5

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  March 25, 2004        /s/ Franklin T. Klink, III
        ------------------    -------------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer









































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                         EXHIBIT INDEX


                                               Page Number
                                               In Manually
Exhibit                                      Signed Original

   99   News Release, dated March 25, 2004,
          of Tower Bancorp, Inc.                     6














































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               Index to Exhibits Found on Page 5
Exhibit 99


FOR IMMEDIATE RELEASE         FOR FURTHER INFORMATION:
                              Franklin T. Klink, III
                              Chief Financial Officer
                              (717) 597-2137


     TOWER BANCORP, INC. DECLARES SECOND QUARTER DIVIDEND

GREENCASTLE, PA March 25, 2004 - The Board of Directors of Tower Bancorp, Inc. declared a second quarter cash dividend of $.20 per share at their March 24, 2004 meeting. The dividend will be paid on April 19, 2004 to shareholders of record as of April 2, 2004.

     Tower Bancorp, Inc.'s sole subsidiary, The First
National Bank of Greencastle, is the oldest, locally owned bank in Franklin County and operates eight office locations throughout Franklin County, PA and Washington County, MD. On December 15, 2003, the Bank opened its ninth office located at 2001 Lincoln Way East in Chambersburg, PA.

     Tower Bancorp, Inc., stock is traded and quoted under the symbol TOBC. It is the holding company of The First
National Bank of Greencastle, with office locations in Greencastle, Chambersburg, Laurich Estates, Mercersburg,
Quincy, Shady Grove, Waynesboro and Hagerstown, MD.

                              ###















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